UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15D OF THE
SECURITIES EXCHANGE ACT OF 1934

June 14, 2005

Date of Report (Date of earliest event reported)

INTUIT INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21180	77-0034661

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Coast Avenue
Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 944-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.01

Item 2.02 Results of Operations and Financial Condition.

     As previously disclosed in our Quarterly Report on Form 10-Q for the period ended April 30, 2005, our Board of Directors has approved a plan to sell our Information Technology Solutions (ITS) business, which is part of our Intuit-Branded Small Business segment. Additional financial information concerning the effect of the ITS business on our results of operations for the fiscal year ended July 31, 2004 and the nine-month period ended April 30, 2005 and our forward-looking guidance for the fiscal year ended July 31, 2005 is attached to this Report as Exhibit 99.01.

     The information in this Report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.01	Additional financial information including financial results for a completed fiscal year and completed quarterly periods.*

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.
Date: June 14, 2005	By:	/s/ JEFFREY P. HANK
Jeffrey P. Hank
Vice President, Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.01	Additional financial information including financial results for a completed fiscal year and completed quarterly periods.*

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.